SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 17, 2004

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The attached Form of Restrictive Covenant Agreement has been or will be, by September 30, 2004, entered into with the following executive officers of the Company: E. Stanley O’Neal, Chairman of the Board, Chief Executive Officer and President; Ahmass L. Fakahany, Executive Vice President and Chief Financial Officer; Robert J. McCann, Executive Vice President and Vice Chairman, Wealth Management Group; Gregory J. Fleming, Executive Vice President and President of Global Markets & Investment Banking; Do Woo Kim, Executive Vice President and President of Global Markets & Investment Banking; and James P. Gorman, Executive Vice President and President of Global Private Client. Similar agreements have been entered into with other members of executive and senior management.

Item 9.01 Financial Statements and Exhibits

         (c)     Exhibits

         10     Form of Restrictive Covenant Agreement

         .

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

By:	/s/	Judith A. Witterschein

Judith A. Witterschein
Corporate Secretary

Date: September 17, 2004

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